UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 27, 2011

Eagle Materials Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12984	75-2520779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3811 Turtle Creek Blvd., Suite 1100, Dallas, Texas		75219
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number including area code: (214) 432-2000

Not Applicable

(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Information responsive to Item 5.02(e):

On June 27, 2011, as part of its annual compensation review, the Compensation Committee of the Board of Directors of Eagle Materials Inc. (“Company”) approved long-term incentive equity awards under the Eagle Materials Inc. Incentive Plan (“Incentive Plan”) to a group of the Company’s officers, including its named executive officers. The awards are comprised of time vesting stock options and restricted stock with performance vesting provisions. Each of the Company’s named executive officers was granted stock options and restricted stock as a part of this award.

The time vesting stock options will vest one-third on the first anniversary of the grant, one-third on the second anniversary of the grant and one-third on the third anniversary of the grant (assuming continued service by the relevant officer). The terms and conditions of the stock options will be substantially the same as the stock option grants in fiscal 2011, except that the options shall be time vesting. As in the case of prior equity awards, the stock options will also vest upon a change in control of the Company. In accordance with the terms of the Company’s Incentive Plan, the exercise price of the stock options is the closing price of the Company’s Common Stock on the date of grant, June 27, 2011 ($27.53).

In order for the restricted stock to be earned, the Company must achieve a performance criterion based on the Company’s return on invested capital measured at the end of fiscal 2012. Any restricted stock earned at the end of fiscal 2012 will vest one-fifth immediately and one-fifth on each of the next four anniversaries (assuming continued service by the relevant officer). Any restricted stock that is not earned at the end of fiscal 2012 will be forfeited. The terms and conditions of the restricted stock will be substantially the same as the restricted stock grants made in fiscal 2011, except that the performance criterion will be as described above and vesting of earned shares would occur ratably as described above. As in the case of prior equity awards, the restricted stock will also vest upon a change in control of the Company.

The following table shows the stock options and restricted stock granted to each of the Company’s named executive officers on June 27, 2011:

Name	Number of Stock Options	Shares of Restricted Stock
Steven R. Rowley	88,620	103,524
D. Craig Kesler	25,653	29,968
Gerald J. Essl	28,569	33,373
Robert S. Stewart	25,653	29,968
James H. Graass	26,820	31,330

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE MATERIALS INC.

By:	/s/ James H. Graass
James H. Graass
Executive Vice President, General Counsel and Secretary

Date: July 1, 2011